Exhibit 99.2

    Golden West Financial Releases Thirteen Month Statistical Data

    OAKLAND, Calif.--(BUSINESS WIRE)--April 20, 2005--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended March 31, 2005.
    Headquartered in Oakland, Calif., Golden West is one of the nation's largest financial institutions with assets over $110 billion as of March 31, 2005. The Company has one of the most extensive thrift branch systems in the country, with 279 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

    (Financial Information Attached)


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        March 2004 - March 2005
                         (Dollars in millions)

                                                  2005
                                    ---------------------------------
                                       MAR         FEB         JAN
                                    ---------   ---------   ---------
Total Assets                        $112,588    $110,663    $109,091

Cash and Investments                $  2,366    $  2,170    $  2,097

Loans and MBS                       $107,494    $105,811    $104,344
Adjustable Rate Mortgages and MBS   $104,481    $102,705    $101,381

Loans Originated - Month            $  4,514    $  3,262    $  3,399
  Percentage ARMs - Month                 99%         99%         99%
  Percentage Refinances - Month           77%         79%         77%
Loans Originated - YTD              $ 11,175    $  6,661    $  3,399
  Percentage ARMs - YTD                   99%         99%         99%
  Percentage Refinances - YTD             78%         78%         77%

Total Deposits                      $ 55,593    $ 54,250    $ 53,657

Total Deposit Net Activity - Month  $  1,343    $    593    $    692

Total Deposit Net Activity - YTD    $  2,628    $  1,285    $    692

Federal Home Loan Bank Borrowings   $ 35,512    $ 35,624    $ 35,028
Other Borrowings:
  Reverse Repurchases                  4,050       3,900       3,900
  Federal Funds Purchased                  0           0           0
  Bank Notes                           2,486       2,842       2,681
  Senior Debt                          5,956       5,273       5,289
                                    ---------   ---------   ---------
Total Borrowings                    $ 48,004    $ 47,639    $ 46,898
                                    =========   =========   =========

Yield on Loan Portfolio                 5.06%       4.95%       4.84%
Yield on Interest-Earning
 Investments                            2.90        2.62        2.55
                                    ---------   ---------   ---------
  Combined Yield on Interest-
   Earning Assets                       5.02%       4.92%       4.81%

Cost of Deposits                        2.39%       2.28%       2.19%
Cost of Federal Home Loan Bank
 Borrowings                             2.83        2.65        2.46
Cost of Other Borrowings                3.07        2.80        2.73
                                    ---------   ---------   ---------
  Combined Cost of Funds                2.62%       2.47%       2.35%
                                    ---------   ---------   ---------

Net Interest Rate Spread (Primary
 Spread)                                2.40%       2.45%       2.46%
                                    =========   =========   =========

Loans Sold                          $     32    $     30    $     29

Loan and MBS Repayments and Payoffs
 - Month                            $  2,677    $  1,912    $  1,726
As a % of Prior Month Loan Balances
 (Annualized)                          30.55%      22.12%      20.29%

Nonperforming Assets and Troubled
 Debt Restructured as a % of Total
 Assets                                  .32%        .33%        .33%


                                             2004
                           ------------------------------------------
                              DEC        NOV        OCT        SEP
                           ---------  ---------  ---------  ---------
Total Assets               $106,889   $104,641   $102,759   $100,248

Cash and Investments       $  1,667   $  1,284   $  1,614   $  1,203

Loans and MBS              $102,669   $100,846   $ 98,664   $ 96,616
Adjustable Rate Mortgages
 and MBS                   $ 99,731   $ 97,572   $ 95,580   $ 93,427

Loans Originated - Month   $  4,727   $  4,135   $  4,222   $  4,343
  Percentage ARMs - Month        99%        99%        99%        99%
  Percentage Refinances -
   Month                         76%        75%        73%        71%
Loans Originated - YTD     $ 48,989   $ 44,262   $ 40,127   $ 35,905
  Percentage ARMs - YTD          99%        99%        99%        99%
  Percentage Refinances -
   YTD                           72%        71%        71%        71%

Total Deposits             $ 52,965   $ 52,424   $ 52,215   $ 51,667

Total Deposit Net Activity
 - Month                   $    541   $    209   $    548   $    800

Total Deposit Net Activity
 - YTD                     $  6,238   $  5,697   $  5,488   $  4,940

Federal Home Loan Bank
 Borrowings                $ 33,782   $ 32,957   $ 32,263   $ 32,017
Other Borrowings:
  Reverse Repurchases         3,900      4,150      3,900      3,650
  Federal Funds Purchased         0         20          0          0
  Bank Notes                  2,710      2,544      2,069        869
  Senior Debt                 5,292      3,993      4,000      3,998
                           ---------  ---------  ---------  ---------
Total Borrowings           $ 45,684   $ 43,664   $ 42,232   $ 40,534
                           =========  =========  =========  =========

Yield on Loan Portfolio        4.75%      4.71%      4.64%      4.59%
Yield on Interest-Earning
 Investments                   2.08       2.08       1.83       1.90
                           ---------  ---------  ---------  ---------
  Combined Yield on
   Interest-Earning Assets     4.73%      4.69%      4.62%      4.57%

Cost of Deposits               2.08%      2.02%      2.00%      1.97%
Cost of Federal Home Loan
 Bank Borrowings               2.30       2.10       1.91       1.78
Cost of Other Borrowings       2.60       2.27       2.22       2.21
                           ---------  ---------  ---------  ---------
  Combined Cost of Funds       2.22%      2.07%      1.99%      1.93%
                           ---------  ---------  ---------  ---------

Net Interest Rate Spread
 (Primary Spread)              2.51%      2.62%      2.63%      2.64%
                           =========  =========  =========  =========

Loans Sold                 $     33   $     27   $     37   $     30

Loan and MBS Repayments and
 Payoffs - Month           $  2,506   $  2,114   $  2,045   $  2,113
As a % of Prior Month Loan
 Balances (Annualized)        29.99%     25.86%     25.54%     26.96%

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets         .33%       .35%       .35%       .36%


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        March 2004 - March 2005
                         (Dollars in millions)

                                                   2004
                                       -------------------------------
                                         AUG        JUL        JUN
                                       --------   --------   --------
Total Assets                           $98,553    $96,033    $93,158

Cash and Investments                   $ 1,655    $ 2,026    $ 1,836

Loans and MBS                          $94,521    $91,677    $89,094
Adjustable Rate Mortgages and MBS      $91,201    $88,452    $85,732

Loans Originated - Month               $ 4,873    $ 4,856    $ 4,791
  Percentage ARMs - Month                   99%        99%        99%
  Percentage Refinances - Month             68%        68%        69%
Loans Originated - YTD                 $31,562    $26,689    $21,833
  Percentage ARMs - YTD                     99%        98%        98%
  Percentage Refinances - YTD               71%        71%        72%

Total Deposits                         $50,867    $49,775    $48,611

Total Deposit Net Activity - Month     $ 1,092    $ 1,164    $   767

Total Deposit Net Activity - YTD       $ 4,140    $ 3,048    $ 1,884

Federal Home Loan Bank Borrowings      $31,775    $30,232    $28,712
Other Borrowings:
  Reverse Repurchases                    3,669      3,571      3,471
  Federal Funds Purchased                    0          0          0
  Bank Notes                             1,148      1,631      1,787
  Senior Debt                            3,001      2,993      2,990
                                       --------   --------   --------
Total Borrowings                       $39,593    $38,427    $36,960
                                       ========   ========   ========

Yield on Loan Portfolio                   4.54%      4.50%      4.50%
Yield on Interest-Earning Investments     1.56       1.32       1.35
                                       --------   --------   --------
  Combined Yield on Interest-Earning
   Assets                                 4.51%      4.46%      4.46%

Cost of Deposits                          1.94%      1.91%      1.88%
Cost of Federal Home Loan Bank
 Borrowings                               1.65       1.48       1.35
Cost of Other Borrowings                  1.95       1.84       1.73
                                       --------   --------   --------
  Combined Cost of Funds                  1.84%      1.75%      1.69%
                                       --------   --------   --------

Net Interest Rate Spread (Primary
 Spread)                                  2.67%      2.71%      2.77%
                                       ========   ========   ========

Loans Sold                             $    35    $    35    $    79

Loan and MBS Repayments and Payoffs
 - Month                               $ 2,103    $ 2,104    $ 2,308
As a % of Prior Month Loan Balances
 (Annualized)                            27.66%     28.47%     32.18%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets       .37%       .40%       .41%


                                                   2004
                                       ------------------------------
                                         MAY        APR        MAR
                                       --------   --------   --------
Total Assets                           $90,336    $88,499    $86,605

Cash and Investments                   $ 1,706    $ 1,688    $ 1,372

Loans and MBS                          $86,437    $84,664    $83,079
Adjustable Rate Mortgages and MBS      $83,278    $81,549    $79,890

Loans Originated - Month               $ 3,853    $ 3,795    $ 3,839
  Percentage ARMs - Month                   98%        98%        98%
  Percentage Refinances - Month             72%        73%        72%
Loans Originated - YTD                 $17,042    $13,189    $ 9,394
  Percentage ARMs - YTD                     98%        98%        98%
  Percentage Refinances - YTD               72%        73%        72%

Total Deposits                         $47,844    $47,353    $47,384

Total Deposit Net Activity - Month     $   491    $   (31)   $   253

Total Deposit Net Activity - YTD       $ 1,117    $   626    $   657

Federal Home Loan Bank Borrowings      $27,210    $26,214    $24,806
Other Borrowings:
   Reverse Repurchases                   2,872      3,072      2,672
   Federal Funds Purchased                   0          0          0
   Bank Notes                            2,865      2,500      2,505
   Senior Debt                           1,990      1,990      1,990
                                       --------   --------   --------
Total Borrowings                       $34,937    $33,776    $31,973
                                       ========   ========   ========

Yield on Loan Portfolio                   4.52%      4.55%      4.58%
Yield on Interest-Earning Investments     1.04       1.05       1.05
                                       --------   --------   --------
   Combined Yield on Interest-Earning
    Assets                                4.47%      4.51%      4.55%

Cost of Deposits                          1.85%      1.85%      1.85%
Cost of Federal Home Loan Bank
 Borrowings                               1.24       1.22       1.23
Cost of Other Borrowings                  1.61       1.61       1.64
                                       --------   --------   --------
   Combined Cost of Funds                 1.63%      1.62%      1.63%
                                       --------   --------   --------

Net Interest Rate Spread (Primary
 Spread)                                  2.84%     2.89%      2.92%
                                       ========   ========   ========

Loans Sold                             $    81    $    64    $    51

Loan and MBS Repayments and Payoffs
 - Month                               $ 2,090    $ 2,099    $ 1,949
As a % of Prior Month Loan Balances
 (Annualized)                            29.62%     30.32%     28.87%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets       .44%       .45%       .48%



    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614